Exhibit 99.1
EnerCom The 2009 Oil & Gas Conference

2 Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Superior expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Superior based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Superior's control, which may cause Superior's actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include, but are not limited to: a decrease in domestic spending by the oil and natural gas exploration and production industry; a decline in or substantial volatility of crude oil and natural gas commodity prices; current weakness in the credit and capital markets and lack of credit availability; overcapacity and competition in our industry; unanticipated costs, delays or other difficulties in executing our growth strategy, including difficulties associated with the integration of the Diamondback asset acquisition; the loss of one or more significant customers; the loss of or interruption in operations of one or more key suppliers; the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment; and the projected potential default under the credit agreement evidencing our credit facility as of September 30, 2009 as a result of reduced cash flows. These risks and uncertainties are detailed in Superior's Annual Report on Form 10-K for the year ended December 31, 2008, Superior's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009 and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

3 Superior Overview Leading Provider of Comprehensive, High-Tech Well Completion Services Market Data: Market Capitalization $160.6 MM (8/7/09) Exchange/Ticker NASDAQ: SWSI Daily Volume 305,137 Shares (July Avg.) Shares Outstanding 23.8MM Insider Ownership 41%

4 Core Competency - Differentiation Technical fluids expertise is our core competency Capable of working in every onshore basin in the U.S. Service quality focus (98%+ success rating from our customers) Pushing technology and technical expertise into resource plays

5 Technology Leadership Technology Leadership Technology Investments to Strengthen Core Competency

6 U.S. Onshore Rig Count Overview Historical U.S. Rig Cycles - Peak to Trough Analysis Number of Months from Peak Potential Trough Source: Tudor Pickering Holt

7 N.A. Pressure Pumping Capacity As shale plays continue to develop, established service providers like SWSI will continue to distance themselves from commodity players especially with current overcapacity Rightsizing N.A. Pressure Pumping Overcapacity 2008 Y/E HP Capacity (1) 6.2 mm Trends: Annual Wear & Tear (10 to 20%) 0.6 to 1.2 mm Old Equipment Retirement (2003 & Older) 2.0 mm Big 3 International Relocation (10 to 15%) 0.3 to 0.4 mm The combined effect of these trends is that pressure pumping capacity in North America is rebalancing (1) Spears & Associates

8 2008 N.A. Pressure Pumping Capacity Superior has one of the youngest fleets in N.A. Source: Spears & Associates, Simmons & Co. and Company reports

Broad Geographic Footprint 430,000 horsepower at December 31, 2008 34 Service Centers Facts Founded: 1997 Nasdaq Ticker: SWSI Employees: 1,460 6/30/09 Service Centers: 34 2008 Revenues: $520.9 MM 9

Located in Shale Drilling Basins Service centers located in all major shale plays 10

Workforce Reductions Reduced headcount 1,130 (44%) since year-end Approximately 75% of the reductions occurred in March through today Continue to adjust based on utilization - 1,460 ees currently 11 75%

Payroll and Benefits Initiatives Healthcare and Other Employee Insurance Amended Healthcare plan and increased employee contribution Effective June 1 Discontinued 401(K) Match Effective May 1 Executive Salary Reductions 10% to 15% reduction in base salaries Effective April 15 Initiated Furlough and Wage Reduction Programs Furlough Program effective July 1 - rolling 1 unpaid week per 8 to 10 weeks 12

Material, Fuel and Repair Initiatives Established Cost Initiative Teams for Major Material, Fuel and Repair Items Maintaining Discretionary Spending Discipline $17.8 million cash capex during six months ended June 2009 Reducing Inventory Levels 13

14 Operations Overview

15 Diversified Revenue Stream - Q2 '09 Technical Pumping: Stimulation, Cementing and Nitrogen Down-Hole Surveying: Well Logging and Perforating Rental and Completion: Rental Tool, Completion and Production Fluid Logistics Services: Obtain, Transport, Store and Dispose Fluids Comprehensive, High-Tech Technical Services:

16 Cementing - Technical Pumping Cementing Critical for Protecting Fresh Water Zones and Isolating Productive Zones 3 to 6 Member Crews 314 Cement Trucks Created Cement Testing Lab 2006 Up to 14,400 Feet and 300° F Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Cementing 12% %Revenue (6/30/09 Q) Target Zone Cementing

17 Logging - Down-Hole Surveying Open-Hole Logging for Identifying Target Zone Characteristics 2 to 4 Member Crews 30 Logging Trucks Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging %Revenue (6/30/09 Q) Cementing 12%

18 Perforating - Down-Hole Surveying Cased-Hole Perforating Services Use Explosives to Penetrate the Producing Zones 86 Perforating Trucks and Cranes Up to 17,000 Feet and 6,000 psi Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Cementing 12% %Revenue (6/30/09 Q) Logging and Perforating 6%

19 Nitrogen - Technical Pumping Foam-Based Nitrogen Stimulation for CBM, Shales, Tight Gas Sands, and Low-Pressure Reservoirs 2 to 8 Member Crews 53 Nitrogen Pump Trucks 40 Nitrogen Transport Vehicles Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen Cementing 14% Logging and Perforating 5% Nitrogen 6% %Revenue (6/30/09 Q)

20 Stimulation Stimulation & Completion - Technical Pumping Fracturing and Acidizing for Increasing Flow of Oil and Gas from Producing Zones Specialized Equipment 6 to 30 member crews 1,221 Vehicles (High-Tech Pump Trucks, Blenders and Frac Vans) Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen %Revenue (6/30/09 Q) Stimulation 67% Nitrogen 6% Logging and Perforating 5% Cementing 14%

Horizontal Stimulation & Completion Horizontal jobs are bigger and generate more revenue Multi-stage frac jobs use more materials and horsepower Superior provides technical fluids expertise required in more technical plays (i.e., Haynesville, Marcellus, Woodford)

22 Financial Overview

23 Significant Working Capital & Liquidity 6/30/09 Cash and Equiv. $ 8,159 Other Current Assets 123,761 PPE, net 433,851 Other 43,693 Total Assets $609,464 Current Liabilities $ 36,536 Long-Term Obligations 229,813 Other 399 Deferred Taxes 57,673 Stockholder's Equity 285,043 Total Liab & S.E. $609,464 $95.4 million of working capital $229.5 million of long-term debt with March 2013 earliest significant maturity $94.0 million of availability under existing revolving credit facility Debt to book capitalization of 45%

25 Company Highlights High Service Quality Valued Regardless of Cycle Advantage in Comprehensive, High-Tech Well Completions Technical Fluids/Pumping Expertise Operational Durability Geographic diversification Broadened service line Experienced Management Owns 14% of Shares Outstanding